UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1922 Wildwood Place NE,
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

(470) 223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	SHAPU	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	SHAP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SHAPW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Amendment

On June 12, 2023, upon approval by the shareholders of Spree Acquisition Corp. 1 Limited (the “Company”) of the Trust Extension Proposal (as defined and described in Item 5.07 below), the Company entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated December 15, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to extend the date by which the Company must consummate its initial business combination (the “Extension”) from June 20, 2023 to March 20, 2024, or such earlier date as may be determined by the Company’s board of directors (such period of the Extension, the “Extension Period”).

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Promissory Note

Further to the Company’s announcement on June 5, 2023, on June 12, 2023, upon the Company’s shareholders’ approval of the Extension Amendment (as defined in Item 5.03 below), the Company issued a promissory note (the “Note”) in a principal amount of up to $900,000 to Spree Operandi, LP and/or its wholly-owned U.S. subsidiary, Spree Operandi U.S. LP (collectively, the “Sponsor”). The Note represents the Company’s obligation to repay amounts to be loaned by the Sponsor to the Company for deposit into the Company’s trust account during the Extension Period. For each one-month period during the Extension Period, the Sponsor will loan an amount equal to the lesser of $0.04 per public share that remains outstanding and is not redeemed in connection with the Meeting, or $100,000 (such loans, the “Extension Period Loans”). The first such Extension Period Loan will be funded by the Sponsor on June 20, 2023, and additional such loans will be made by the Sponsor on the 20th day of each subsequent calendar month of the Extension Period until (but excluding) March 20, 2024.

Amounts outstanding under the Note bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company. If the Company does not consummate an initial business combination by the end of the Extension Period, any Extension Period Loans will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Unpaid principal amounts outstanding under the Extension Period Loans may be converted by the Sponsor into warrants to purchase the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), at a conversion price of $1.50 per warrant. Each such warrant would have an exercise price of $11.50 per underlying Class A ordinary share and would otherwise be identical to the private warrants included as part of the private units sold by the Company to the Sponsor concurrently with the Company’s initial public offering.

The foregoing description is qualified in its entirety by reference to the Note, which serves as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Note

The disclosure concerning the Note and the Extension Period Loans contained under the heading “Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Extension Amendment and Conversion Amendment to Amended and Restated Articles

On June 12, 2023, the Company filed two amendments (the “Extension Amendment” and the “Conversion Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”) with the Registrar of Companies in the Cayman Islands.

The Extension Amendment extends the date by which the Company must consummate its initial business combination from June 20, 2023 to March 20, 2024, or such earlier date as may be determined by the Company’s board of directors.

The Conversion Amendment amends certain provisions of the Amended and Restated Articles in order to allow each holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into the Company’s Class A ordinary shares on a one-for-one basis at any point in time prior to the closing of a business combination, at the election of such holder.

The foregoing description is qualified in its entirety by reference to the Extension Amendment and Conversion Amendment, copies of which are included in Exhibit 3.1 hereto, and which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting in Lieu of 2023 Annual General Meeting

On June 12, 2023, the Company held an extraordinary general meeting in lieu of the 2023 annual general meeting of the Company (the “Meeting”). At the Meeting, the Company’s shareholders approved each of the following proposals:

(i)	a proposal to approve, by way of special resolution, the Extension Amendment to the Amended and Restated Articles, to extend the date by which the Company has to consummate a business combination from June 20, 2023 to March 20, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”);

(ii)	a proposal to amend the Company’s Trust Agreement in accordance with the Trust Agreement Amendment, to extend the date by which the Company would be required to consummate a business combination from June 20, 2023 to March 20, 2024, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension Proposal”);

(iii)	a proposal to approve, by way of special resolution, the Conversion Amendment to the Amended and Restated Articles, to provide for the right of a holder of Class B ordinary shares to convert such shares into Class A ordinary shares, on a one-for-one basis at any point in time prior to the closing of a business combination at the election of the holder (the “Conversion Amendment Proposal”); and

(iv)	a proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares, the re-appointment of each of Eran (Rani) Plaut, Joachim Drees, Steven Greenfield, David Riemenschneider, and Philipp von Hagen as a director of the Company until the second succeeding annual general meeting of the Company and until their successors are elected and qualified (the “Director Election Proposal”).

The affirmative vote of at least two-thirds (2/3) of the ordinary shares of the Company (the “Ordinary Shares”), consisting of the Class A ordinary shares and Class B ordinary shares, voting as a single class, voted at the Meeting was required to approve each of the Articles Extension Proposal and the Conversion Amendment Proposal, the affirmative vote of at least 65% of the outstanding Ordinary Shares entitled to vote thereon was required to approve the Trust Extension Proposal, and the affirmative vote of at least a majority of the Class B ordinary shares voting on the Director Election Proposal was required for the re-election of each of the directors under the Director Election Proposal. Each such requisite majority was achieved.

15,763,212 Class A ordinary shares were redeemed in connection with the Extension, resulting in 5,182,503 Class A ordinary shares (consisting of 4,236,788 public Class A ordinary shares and 945,715 Class A ordinary shares underlying the private units issued in connection with the Company’s initial public offering) outstanding.

Set forth below are the final voting results for each of the proposals:

Articles Extension Proposal

The Articles Extension Proposal was approved. The voting result for the Ordinary Shares was as follows:

For	Against	Abstain
20,680,228	1,188,142	0

Trust Extension Proposal

The Trust Extension Proposal was approved. The voting result for the Ordinary Shares was as follows:

For	Against	Abstain
20,680,228	1,188,142	0

Conversion Amendment Proposal

The Conversion Amendment Proposal was approved. The voting result for the Ordinary Shares was as follows:

For	Against	Abstain
20,683,244	1,185,126	0

Director Election Proposal

The Director Proposal was approved, and each of Eran (Rani) Plaut, Joachim Drees, Steven Greenfield, David Riemenschneider, and Philipp von Hagen was re-elected to the Company’s board of directors. The voting result for the Class B ordinary shares for each of the nominees was as follows:

For	Against	Abstain
5,000,000	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendments to Articles 49.7, 49.8, and 49.10 of the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to Investment Management Trust Agreement, dated as of June 12, 2023
10.2	Promissory Note, dated June 12, 2023, issued by the Company to the Sponsor
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPREE ACQUISITION CORP. 1 LIMITED

By:	/s/ Shay Kronfeld
Name:	Shay Kronfeld
Title:	Chief Financial Officer

Date: June 12, 2023